Exhibit 10.2

Supplemental Agreement No. 26

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into this 26th day of September 2011, (SA-26) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement) relating to Boeing Model 777 aircraft (the Purchase Agreement); and

WHEREAS, Customer has provided notice to substitute a 777-323ER Aircraft in lieu of the 777-223ER Aircraft scheduled for delivery in [*CTR*].

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents” attached hereto and identified with an “SA-26” legend, is substituted in lieu thereof to reflect the changes made by this SA-26.

2. Table 1:

Table 1 entitled Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety and a revised Table 1, attached hereto, is substituted in lieu thereof to remove the [*CTR*] 777-223ER Aircraft as it is being substituted to a 777-323ER Aircraft.

P.A. No. 1980	i	SA-26

BOEING PROPRIETARY

Note: Where used on this Exhibit 10.2, [*CTR*] represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

3. Table 1-7:

Table 1-7 entitled 777-323ER Substitute Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety and a revised Table 1-7, attached hereto, is substituted in lieu thereof to set forth the 777-323ER Aircraft with delivery scheduled for [*CTR*].

4. Supplemental Exhibit BFE1-2:

Supplemental Exhibit BFE1-2 entitled Buyer Furnished Equipment Variables relating to Boeing Model 777-323ER Aircraft is deleted in its entirety and a revised BFE1-2, attached hereto, is substituted in lieu thereof to set forth the preliminary BFE on-dock dates for the [*CTR*] 777-323ER Aircraft.

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement No. 26, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			AMERICAN AIRLINES, INC.

By:	/s/ Lanine Lange	By:	/s/ Beverly Goulet _

Name:	Lanine Lange	Name:	Beverly Goulet

Its:	Attorney-In-Fact	Its:	VP Corporate Develpoment and Treasurer

P.A. No. 1980	ii	SA-26

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER

1.	Quantity, Model and Description	1, SA-20

2.	Delivery Schedule	1, SA-20

3.	Price	1, SA-20

4.	Payment	2, SA-20

5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER

1.	777-200ER Aircraft Information Table: [*CTR*] Jul. [*CTR*] Airframe Base Year Jul. [*CTR*] Engine Base Year	Original Purchase Agreement, SA-3, SA-17, SA-18 & SA-26

1-1.	777-200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-1

1-2.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-2 & SA-6

1-3.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA-5, SA-6 & SA-9

1-5.	777-223IGW Aircraft Information Table: 2001-2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA-10, SA-11, SA-12 & SA-15

1-6.	777-200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA-13

1-7.	777-323ER Substitute Aircraft Jul. [*CTR*] Base Year	SA-25 & SA-26

TABLE		SA NUMBER

2.	777-223IGW Aircraft Information Table: 2009-2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA-15 & SA-16

P.A. No. 1980		SA-26
Table of Contents, Page i	BOEING PROPRIETARY

3.	777-223IGW Aircraft Information Table: 2006-2010 Deliveries Jul. 1995 Airframe Base Year [*CTR*] Jul. 2001 Engine Base Year	SA-15 & SA-16

EXHIBIT		SA NUMBER

A.	Aircraft Configuration

A1.	Aircraft Configuration - 777-323ER	SA-20

B.	Aircraft Delivery Requirements and Responsibilities	SA-20

C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER

AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20

BFE1.	BFE Variables

BFE1-2.	BFE Variables - 777-323ER	SA-25 & SA-26

CS1.	Customer Support Variables

CS1-2	Customer Support Variables - 777-323ER	SA-20

SLP1	Service Life Policy Components

EE1-BR1.	Engine Escalation and Engine Warranty	SA-15

EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity - 777-323ER	SA-20

P.A. No. 1980		SA-26
Table of Contents, Page ii	BOEING PROPRIETARY

LETTER AGREEMENTS		PA or SA NUMBER

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft

6-1162-AKP-071R1	Purchase Obligations	PA3219

6-1162-AKP-072R3	[*CTR*]	SA-20

6-1162-AKP-073R1	Accident Claims and Litigation	PA3219

6-1162-AKP-109R3	Business Considerations	SA-20

6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20

Attachment A	Description and Price for Eligible Models	SA-20

Attachment B	Information Regarding MADP Rights	SA-25

Attachment C	Information Regarding QADP Rights	SA-25

Attachment D	Forms of Purchase Agreement Supplement	SA-20

Attachment E	Letter Agreements	SA-20

Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20

6-1162-AKP-111	Aircraft Performance Guarantees

AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees – 777-323ER	SA-20

AAL-PA-1980-LA-04205R3	Aircraft Performance Guarantees – 777-323ER	SA-25

6-1162-AKP-112	Spares Matters

6-1162-AKP-113	Model 777 Miscellaneous Commitments

6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22

AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20

6-1162-AKP-115	Component and System Reliability Commitments

6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines

6-1162-AKP-117	Delivery Schedule

6-1162-AKP-118R2	Confidentiality	SA-20

6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6

AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21

AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20

AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23

AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

P.A. No. 1980		SA-26
Table of Contents, Page iii	BOEING PROPRIETARY

Table 1 to Purchase Agreement No. 1980

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-200ER	648,000	Detail Specification:	[*CTR*]

Engine Model/Thrust:	RB211-TRENT892		Airframe Price Base Year/Escalation Formula:	[*CTR*]	ECI-MFG/CPI

Airframe Price:		[*CTR*]	Engine Price Base Year/Escalation Formula:	[*CTR*]	RRTrent

Optional Features:		[*CTR*]

Sub-Total of Airframe and Features:		[*CTR*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*CTR*]	Base Year Index (ECI):	[*CTR*]

Aircraft Basic Price (Excluding BFE/SPE):		[*CTR*]	Base Year Index (CPI):	[*CTR*]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*CTR*]	Base Year Index (L):	[*CTR*]

			Base Year Index (M):	[*CTR*]

			Base Year Index (E):	[*CTR*]

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	Number	Escalation	Escalation	Manufacturer	Escalation Estimate		[*CTR*]	[*CTR*]
Delivery	of	Factor	Factor	Serial	Adv Payment Base	[*CTR*]*	Mos.	Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	[*CTR*]	33541	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2014	1	[*CTR*]	[*CTR*]	33523	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	[*CTR*]	33524	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2015	1	[*CTR*]	[*CTR*]	31480	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	[*CTR*]	32429	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2016	1	[*CTR*]	[*CTR*]	33538	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

Total:	6

*	Payment on hand

AAL-SA26 50183-1F.TXT		Page 1
Boeing Proprietary

Table 1-7

777-323ER Substitute Aircraft

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-300ER	775000 pounds	Detail Specification:	[*CTR*]

Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*CTR*]	ECI-MFG/CPI

Airframe Price:		[*CTR*]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[*CTR*]

Sub-Total of Airframe and Features:		[*CTR*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*CTR*]	Base Year Index (ECI):	[*CTR*]

Aircraft Basic Price (Excluding BFE/SPE):		[*CTR*]	Base Year Index (CPI):	[*CTR*]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR*]

Seller Purchased Equipment (SPE) Estimate:		[*CTR*]

Deposit per Aircraft:		[*CTR*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR*]	[*CTR*] Mos.	[*CTR*] Mos.	Total
			Serial Number	Exercised Via		[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2012	1	[*CTR*]	31543	SA-20	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2012	1	[*CTR*]	41665	SA-20	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	41668	SA-23	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31546	SA-22	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31547	SA-23	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	33125	SA-24	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	31548	SA-25	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]
[*CTR*] 2013	1	[*CTR*]	41666	SA-25	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]	[*CTR*]

Features Include	MTOW to 775K	[*CTR*]
	Average Features	[*CTR*]
	8 bunk attendant rest	[*CTR*]
	Flight crew rest	[*CTR*]

	Total	[*CTR*]

AAL-PA-01980 SA-20 APR55725 SA-22, SA-23, SA-24, SA-25 APR 56305 SA-26 APR 58150		SA-26 1
Boeing Proprietary

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

American Airlines, Inc.

Supplemental Exhibit BFE1-2

to Purchase Agreement Number 1980

P.A. No. 1980	BFE1-2	SA-26

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-323ER AIRCRAFT

This Supplemental Exhibit BFE1-2 contains supplier selection dates, on-dock dates and other requirements applicable to the Model 777-323ER aircraft (Aircraft).

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	August 1, 2011**

Galley Inserts	August 1, 2011**

Seats (Suites)	N/A

Seats (F/C, B/C, Premium E/C)	March 1, 2011**

Seats (Economy class)	August 1, 2011**

Overhead & Audio System	August 1, 2011**

In-Seat Video System	***

Miscellaneous Emergency Equipment	August 1, 2011

**	Part numbers can be provided at a later date.
***	IFE Supplier Selection is concurrent with the longest lead passenger seat program.

P.A. No. 1980	BFE1-2	SA-26

BOEING PROPRIETARY

2. On-dock Dates and Other Information.

On or before February 1, 2012, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates
	[*CTR*] 2012 Aircraft	[*CTR*] 2012 Aircraft

Seats	[*CTR*]	[*CTR*]

Galleys/Furnishings	[*CTR*]	[*CTR*]

Antennas & Mounting Equipment	[*CTR*]	[*CTR*]

Avionics	[*CTR*]	[*CTR*]

Cabin Systems Equipment	[*CTR*]	[*CTR*]

Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]

Textiles/Raw Material	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2013 Aircraft	[*CTR*] 2013 Aircraft

Seats	[*CTR*]	[*CTR*]

Galleys/Furnishings	[*CTR*]	[*CTR*]

Antennas & Mounting Equipment	[*CTR*]	[*CTR*]

Avionics	[*CTR*]	[*CTR*]

Cabin Systems Equipment	[*CTR*]	[*CTR*]

Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]

Textiles/Raw Material	[*CTR*]	[*CTR*]

P.A. No. 1980	BFE1-2	SA-26

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
	[*CTR*] 2013 Aircraft	[*CTR*] 2013 Aircraft

Seats	[*CTR*]	[*CTR*]

Galleys/Furnishings	[*CTR*]	[*CTR*]

Antennas & Mounting Equipment	[*CTR*]	[*CTR*]

Avionics	[*CTR*]	[*CTR*]

Cabin Systems Equipment	[*CTR*]	[*CTR*]

Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]

Textiles/Raw Material	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
	[*CTR*] 2013 Aircraft	[*CTR*] 2013 Aircraft

Seats	[*CTR*]	[*CTR*]

Galleys/Furnishings	[*CTR*]	[*CTR*]

Antennas & Mounting Equipment	[*CTR*]	[*CTR*]

Avionics	[*CTR*]	[*CTR*]

Cabin Systems Equipment	[*CTR*]	[*CTR*]

Miscellaneous Emergency Equipment	[*CTR*]	[*CTR*]

Textiles/Raw Material	[*CTR*]	[*CTR*]

Item	Preliminary On-Dock Dates
[*CTR*] 2013 Aircraft

Seats	[*CTR*]

Galleys/Furnishings	[*CTR*]

Antennas & Mounting Equipment	[*CTR*]

Avionics	[*CTR*]

Cabin Systems Equipment	[*CTR*]

Miscellaneous Emergency Equipment	[*CTR*]

Textiles/Raw Material	[*CTR*]

P.A. No. 1980	BFE1-2	SA-26

BOEING PROPRIETARY

3. Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

P.A. No. 1980	BFE1-2	SA-26
Page 1
BOEING PROPRIETARY